FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                        (in the process of liquidation)

                 FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1997

             TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


                           (ARTHUR ANDERSEN LLP LOGO)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of the
Equity Fund Portfolio:

We have audited the accompanying statement of assets and liabilities of the Equity Fund Portfolio (a series of Frontier Funds, Inc., a Maryland corporation), including the schedule of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Fund Portfolio as of September 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

As further discussed in Note 6 to the financial statements, on November 20, 1997, the Fund's Board of Directors voted to recommend to the shareholders to terminate the Fund via an orderly liquidation of its assets.


                                       /s/ ARTHUR ANDERSEN LLP
                                       ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
November 21, 1997.

                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                        (in the process of liquidation)

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1997



ASSETS:
     Investments in securities at market value--
       (cost $958,194, see accompanying schedule
       of investments) (Note 1(b))                            $846,625
     Cash                                                       15,630
     Receivable for securities sold                             11,281
     Prepaid expenses                                            3,081
                                                             ---------
          Total assets                                         876,617
                                                             ---------
LIABILITIES:
     Accrued expenses                                           20,524
                                                             ---------
          Total liabilities                                     20,524
                                                             ---------
          Total net assets                                    $856,093
                                                             =========
NET ASSETS CONSIST OF:
     Fund shares issued and outstanding                     $1,340,144
     Accumulated unrealized depreciation on
       investments (Note 4)                                  (111,569)
     Accumulated realized losses (Note 1(e))                 (372,482)
                                                             ---------
          Total net assets                                    $856,093
                                                             =========
NET ASSET VALUE PER SHARE ($.01 par value,
  80,000,000 shares authorized):
     Redemption price ($856,093/200,001
       shares outstanding)                                       $4.28
                                                                 =====
     Maximum offering price (net asset value plus
       8.7% of the net asset value or 8%
       of the offering price calculated as $4.28 x 100/92)       $4.65
                                                                 =====

  The accompanying notes to financial statements are an integral part of this statement.


                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                        (in the process of liquidation)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1997



INCOME:
     Other                                                        $131
                                                            ----------
                                                                   131
                                                            ----------
EXPENSES:
     Management fee (Note 2)                                    10,306
     Transfer and disbursing agent fees                         17,839
     Administrative fees                                        28,568
     Custodian fees                                              9,103
     Printing                                                    3,385
     Registration fees                                           6,985
     Legal fees                                                 34,182
     Insurance                                                   2,526
     Directors' fees                                             8,979
     Audit fees                                                 14,001
     Other operating expenses                                      973
                                                            ----------
          Total expenses                                       136,847
                                                            ----------
     Less- Waiver of management fee                           (10,306)
                                                            ----------
          Net expenses                                         126,541
                                                            ----------
          Net investment loss                                (126,410)
                                                            ----------
NET REALIZED LOSS ON INVESTMENTS (Note 1(c))                 (385,258)

NET INCREASE IN UNREALIZED DEPRECIATION ON INVESTMENTS         (4,396)
                                                            ----------
          Net loss on investments                            (389,654)
                                                            ----------
          Net decrease in net assets resulting
            from operations                                 $(516,064)
                                                            ==========

  The accompanying notes to financial statements are an integral part of this statement.


                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                        (in the process of liquidation)

                      STATEMENTS OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED SEPTEMBER 30, 1997 AND 1996


                                                          1997         1996
                                                          ----         ----
OPERATIONS:
     Net investment loss                            $(126,410)   $(104,175)
     Net realized gain (loss) on
       investments (Note 1(c))                       (385,258)      103,873
     Net increase in unrealized depreciation
       on investments                                  (4,396)    (285,024)
                                                   -----------   ----------
          Net decrease in net assets
            resulting from operations                (516,064)    (285,326)
                                                   -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                -            -
     Distributions from net realized
       gains on investments                                  -            -
                                                   -----------   ----------
          Total distributions                                -            -
                                                   -----------   ----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (7,752 and
       43,430 shares, respectively)                     44,323      297,032
     Cost of shares redeemed (26,148 and 18,032
       shares, respectively)                         (116,973)    (123,792)
                                                   -----------   ----------
          Increase (decrease) in net assets
            derived from capital share
            transactions                              (72,650)      173,240
                                                   -----------   ----------
          Total decrease in net assets               (588,714)    (112,086)
                                                   -----------   ----------
NET ASSETS, at the beginning of the period           1,444,807    1,556,893
                                                   -----------   ----------
NET ASSETS, at the end of the period                  $856,093   $1,444,807
                                                   ===========   ==========

  The accompanying notes to financial statements are an integral part of these statements.

                               FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                        (in the process of liquidation)

                              FINANCIAL HIGHLIGHTS

                (For a share outstanding throughout the period)

                                                                                                  April 1,
                                                                                               (Commencement
                                                   For the Years Ended September 30,         of Operations) to
                                             ---------------------------------------------     September 30,
                                              1997      1996      1995      1994      1993         1992
                                             -----     -----     -----     -----     -----   -----------------
Net asset value, beginning period            $6.61     $8.06     $7.59     $8.68     $9.39              $10.00

Income (loss) from investment operations:
     Net investment loss                     (.59)     (.51)     (.47)     (.77)    (1.12)              (1.11)
     Net realized and unrealized
       (loss)/gain on securities
       (Note 1 (g))                         (1.74)     (.94)       .94       .13       .41                 .50
                                            ------    ------    ------    ------    ------              ------
          Total income (loss) from
            Investment operations           (2.33)    (1.45)       .47     (.64)     (.71)               (.61)
Less distributions:
     Distributions from net realized
       gain on investments                       -         -         -     (.27)         -                   -
     Distributions in excess of book
       realized gains                            -         -         -     (.18)         -                   -
                                            ------    ------    ------    ------    ------              ------
          Total distributions                    -         -         -     (.45)         -                   -
                                            ------    ------    ------    ------    ------              ------
Net asset value, end of period               $4.28     $6.61     $8.06     $7.59     $8.68               $9.39
                                             =====     =====     =====     =====     =====               =====
Total return**<F2>                        (35.25)%  (17.99)%     6.19%   (7.23)%   (7.56)%           (12.17)%*<F1>
Ratios/Supplemental Data-
------------------------
Net assets, end of period (in 000's)          $856    $1,445    $1,557    $1,188    $1,079                $332
Ratio of total expenses to average
  net assets                                13.29%     8.29%     8.08%     9.61%    14.51%             35.05%*<F1>
Ratio of net expenses to average
  net assets                                12.29%     7.29%     7.08%     9.55%    13.51%             24.02%*<F1>
Ratio of net investment loss to
  Average net assets                      (12.29)%   (7.26)%   (7.06)%   (9.40)%  (12.36)%           (23.10)%*<F1>
Portfolio turnover rate                     74.85%   133.42%   100.80%   121.48%    84.66%                  0%
Average commission rate paid             $.0334*** $.0511***         -         -         -                   -
                                               <F3>      <F3>

*<F1>Annualized.
**<F2>The Fund's sales charge is not reflected in the total return as set forth in the table.
***<F3>Disclosure of this rate is required by the Securities and Exchange
Commission on a prospective basis beginning with the Fund's 1996 fiscal year end.


  The accompanying notes to financial statements are an integral part of these statements.

                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                        (in the process of liquidation)

                             SCHEDULE OF INVESTMENTS

                            AS OF SEPTEMBER 30, 1997


                                                                     Quoted
                                                                     Market
Shares                                                                Value
------                                                          -----------
                                                                (Note 1(b))
               COMMON STOCKS--98.89%
               Apparel--6.57%
               -------
    70,000     Cygne Designs Inc.*<F4>                              $26,250
     2,000     Sport-Haley, Inc.*<F4>                                30,000
                                                                   --------
                                                                     56,250
                                                                   --------
               Biotechnology--16.13%
               -------------
    14,000     Energy Bio Systems Inc.*<F4>                          83,125
    40,000     Erox Corp.*<F4>                                       55,000
                                                                   --------
                                                                    138,125
                                                                   --------
               Computer Peripherals--13.95%
               --------------------
    29,000     Dense-Pac Microsystems Inc.*<F4>                      97,875
     5,000     Hauppauge Digital Inc.*<F4>                           21,562
                                                                   --------
                                                                    119,437
                                                                   --------
               Computer Software--4.09%
               -----------------
    40,000     Mitek Systems, Inc.*<F4>                              35,000
                                                                   --------
               Entertainment--2.30%
               -------------
     5,000     The 3DO Company*<F4>                                  19,688
                                                                   --------
               Health Care Technology--4.45%
               ----------------------
    10,000     Cell Robotics International, Inc.*<F4>                38,125
                                                                   --------
               Healthcare--5.44%
               ----------
     5,000     Cytel Corp.*<F4>                                      11,875
    30,000     Procyte Corporation*<F4>                              34,687
                                                                   --------
                                                                     46,562
                                                                   --------
               Recycling Management--7.23%
               --------------------
    15,000     HI-Rise Recycling Systems Inc.*<F4>                   61,875
                                                                   --------
               Retail--4.38%
               ------
    10,000     Perfumania, Inc.*<F4>                                 37,500
                                                                   --------
               Technology--16.43%
               ----------
    40,000     Digital Sound Corp.*<F4>                              63,750
    10,000     Digital Video Systems, Inc.*<F4>                      40,625
     5,000     Laser Power Corporation*                              36,250
                                                                   --------
                                                                    140,625
                                                                   --------
               Telecommunications--17.92%
               ------------------
    40,000     RSI Systems, Inc.*<F4>                               115,000
     5,000     Vtel Corporation*<F4>                                 38,438
                                                                   --------
                                                                    153,438
                                                                   --------
               Total Investments (All common stocks--
                 cost of $958,194)                                  846,625

               Other assets net of other liabilities--1.11%           9,468
                                                                   --------
               Total net assets (basis of percentages
                 disclosed above)                                  $856,093
                                                                   ========

               *<F4> Nondividend paying security

  The accompanying notes to financial statements are an integral part of this schedule.

                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                        (in the process of liquidation)

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1997

(1)  Summary of Significant Accounting Policies-
     ------------------------------------------

     The following is a summary of the significant accounting policies of Frontier Funds, Inc. Equity Fund Portfolio (the "Fund"):

     (a) The Fund is a series of the Frontier Funds, Inc. ("Frontier"), a Maryland corporation. Frontier is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds.

     (b) In the calculation of the Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc., ("NASDAQ") is valued at its last sale price on that exchange; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid quotations; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's directors (valuation of debt securities for which market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

     Short-term debt securities are valued at amortized cost, unless the directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the directors.

     (c) Net realized gains and losses are computed on the basis of specific identification.

     (d) The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code and generally intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. The Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its stockholders.

     (e) As of September 30, 1997, the Fund has Federal income tax capital loss carryforwards of approximately $372,000 expiring in 2005. It is management's intention to make no distribution of any realized capital gains until the Federal income tax capital loss carryforward is exhausted.

     (f) Dividends are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Noncash dividends, if any, are recorded at fair market value on date of distribution.

     (g) Per share net realized and unrealized loss/gain on securities included in the Financial Highlights are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Investment Adviser and Management Agreement-
     -------------------------------------------

     The Fund has an agreement with Freedom Investors Corp. (the "Advisor," with whom certain officers and directors of the Fund are affiliated) to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/12 of 1% (1% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Directors of the Fund.

     The Advisor waived the management fee for the year ended September 30, 1997, and has continued to waive the fee until further notice to the Board of Directors.

     The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the year ended September 30, 1997, were approximately $3,555.

(3)  Administration Agreement-
     ------------------------
     The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting and administrative services to the Fund. For the administrative and fund accounting services, the Fund pays the Administrator a fee computed daily and payable monthly, the greater of approximately $2,200 per month or, based upon the total assets of the Fund, at the rate of 1/12th of 0.10% on the first $75 million of the average total monthly assets, 0.05% on the next $100 million of the average total monthly assets and 0.03% on the average total monthly assets in excess of $175 million. For the shareholder services, the Fund pays a monthly fee of approximately $1,400. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses.

(4)  Accumulated Unrealized Depreciation-
     -----------------------------------
     Aggregate gross unrealized appreciation (depreciation) as of September 30, 1997, based on investment cost for Federal tax purposes is as follows:

       Aggregate gross unrealized appreciation
         on investments                                            $147,089
       Aggregate gross unrealized depreciation
         on investments                                           (258,658)
                                                                 ----------
               Net unrealized depreciation                       $(111,569)
                                                                 ==========

(5)  Investment Transactions-
     -----------------------

     For the year ended September 30, 1997, purchases and proceeds from sales of long-term debt or equity investment securities, other than short-term obligations, aggregated $777,199 and $978,177, respectively.

(6)  Termination of the Fund-
     -----------------------

     On November 20, 1997, the Board of Directors voted to recommend the termination of the Fund and requested the Advisor to immediately begin an orderly liquidation of the Fund's assets. The termination is subject to shareholder approval. The impact of this recommended termination has no impact on the results of operations or net asset values at September 30, 1997.